UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No.   )

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☐	Soliciting Material Pursuant to Section 240.14a-12

COLUMBIA SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Columbia Seligman Premium Technology Growth Fund, Inc.

225 Franklin Street

Boston, Massachusetts 02110

Toll-Free Telephone (800) 937-5449

Notice of Annual Meeting of

Stockholders to be held on April 11, 2014

To the Stockholders:

The Fourth Annual Meeting of Stockholders (the “Meeting”) of Columbia Seligman Premium Technology Growth Fund, Inc. a Maryland corporation (the “Fund”), will be held at The Marquette Hotel, 710 Marquette Avenue, Minneapolis, Minnesota 55402, on April 11, 2014, at 2 p.m., local time, for the following purposes:

(1)	To elect one Director to hold office until the 2016 Annual Meeting of Stockholders and to elect three Directors, each to hold office until the 2017 Annual Meeting of Stockholders, and all until their successors are elected and qualify;

(2)	To consider a proposal to ratify the selection of PricewaterhouseCoopers LLP as the Fund’s independent registered public accounting firm; and

(3)	To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof;

all as more fully set forth in the Proxy Statement accompanying this Notice. You will need proof of record ownership of the Fund’s stock to enter the Meeting or, if your shares are held in street name, a proxy from the record holder.

The close of business on February 14, 2014 has been fixed as the record date for the determination of Stockholders entitled to notice of, and to vote at, the Meeting or any adjournment or postponement thereof.

Your vote is very important. Whether or not you plan to attend the Meeting, and regardless of the number of shares you own, we urge you to vote by promptly signing, dating and returning the enclosed Proxy Card, or by authorizing your proxy by telephone or the Internet as described in the enclosed Proxy Card. In addition, you may be able to authorize your proxy by telephone through the Corporation’s proxy solicitor.

If you have any questions or need additional information, please contact Georgeson Inc., the Fund’s proxy solicitors, at 480 Washington Blvd, 26th Floor, Jersey City, New Jersey 07310, or by telephone at 1-888-643-8150.

By order of the Board of Directors,

Christopher O. Petersen

Secretary

Dated: Minneapolis, MN, March 5, 2014

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.

You may authorize your proxy by telephone, the Internet, or by completing, dating and signing the enclosed Proxy Card, and returning it in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States. In order to avoid the additional expense of further solicitation, we ask your cooperation in authorizing your proxy promptly by telephone, the Internet, or by mailing the enclosed Proxy Card.

March 5, 2014

Columbia Seligman Premium Technology

Growth Fund, Inc.

225 Franklin Street

Boston, Massachusetts 02110

PROXY STATEMENT

Annual Meeting of Stockholders to be held on April 11, 2014

This Proxy Statement is furnished to you in connection with the solicitation of proxies by Columbia Seligman Premium Technology Growth Fund, Inc., a Maryland corporation (the “Fund”), to be used at the Fourth Annual Meeting of Stockholders (the “Meeting”) to be held at The Marquette Hotel, 710 Marquette Avenue, Minneapolis MN 55402, on April 11, 2014 at 2 p.m., local time. It is expected that the Notice of Annual Meeting, Proxy Statement and form of Proxy will first be mailed to Stockholders on or about March 10, 2014.

If you properly authorize your proxy by the Internet or telephonically or by executing and returning the enclosed Proxy Card, and your proxy is not subsequently revoked, your votes will be cast at the Meeting, and any postponement or adjournment thereof. If you give instructions, your votes will be cast in accordance with your instructions. If you return your signed Proxy Card without instructions, your votes will be cast (i) FOR the election of the four Directors named in Proposal 1 and (ii) FOR the ratification of the selection of an independent registered public accounting firm for the Fund (Proposal 2). Your votes will be cast in the discretion of the Proxy holders on any other matter that may properly have come before the Meeting and any postponement or adjournment thereof, including, but not limited to, proposing and/or voting on the adjournment or postponement of the Meeting with respect to one or more Board proposals in the event that sufficient votes in favor of any Board proposal are not received. If you execute, date and submit a proxy card that is received by the Fund prior to the Meeting, you may revoke that proxy or change it by written notice to the Fund (Attention: Secretary) by submitting a subsequently executed and dated proxy card, by authorizing your proxy by telephone or Internet on a later date or by attending the Meeting and casting your vote in person. If you authorize your proxy by telephone or through the Internet, you may revoke it by authorizing a subsequent proxy by telephone or Internet, by completing, signing and returning a proxy card dated as of a date that is later than your last telephone or Internet proxy authorization or by attending the Meeting and casting your vote in person. Attending the Meeting will not automatically revoke your prior proxy.

The close of business on February 14, 2014 has been fixed as the record date for the determination of Stockholders entitled to notice of, and to vote at, the Meeting and any adjournment or postponement thereof. On that date, the Fund had outstanding 15,313,491 shares of common stock, par value $0.01 per share (the “Common Stock”), each share being entitled to one vote. For all matters to be voted upon, an abstention or broker non-vote will not be considered a vote cast. Abstentions and broker non-votes, if any, will be considered present for the purpose of determining the presence of a quorum. For purposes of the vote on the election of each nominee for Director (Proposal 1), abstentions and broker non-votes, if any, with respect to a Director will have the same effect as a vote against that Director. For purposes of the vote on ratification of the selection of an independent registered public accounting firm (Proposal 2), abstentions and broker non-votes, if any, will have no effect on the result of the vote.

The presence in person or by proxy of Stockholders entitled to cast a majority of all the votes entitled to be cast at the Meeting shall constitute a quorum. In the event that a quorum is not present at the Meeting or, even if a quorum is so present, in the event that sufficient votes in favor of any Board proposal (including the election of each of the Board’s nominees for Director) are not received and tabulated prior to the time the Meeting is called to order, the chairman of the Meeting may adjourn the Meeting with no notice other than an announcement at the

Meeting and further solicitation may be made with respect to such Board proposal. If a vote to adjourn the Meeting with respect to one or more of the Board’s proposals is called, the votes of Stockholders indicating a vote for, or not providing instructions with respect to, a Board proposal in their Proxies will be cast for adjournment with respect to that proposal and votes of Stockholders indicating a vote against such a Board proposal will be cast against adjournment with respect to that proposal.

Columbia Management Investment Advisers, LLC (“Columbia Management” or the “Manager”), a wholly owned subsidiary of Ameriprise Financial, Inc. (“Ameriprise Financial”), is the investment manager of the Fund. Columbia Management also serves as administrative services agent for the Fund and provides or compensates others to provide administrative services to the Fund and the other funds in the Columbia Family of Funds. Columbia Management is located at 225 Franklin Street, Boston, MA 02110 and Ameriprise Financial is located at 1099 Ameriprise Financial Center, Minneapolis, Minnesota 55474.

The Fund will furnish, without charge, a copy of its most recent annual report and most recent semi-annual report to any Stockholder upon request by calling 1-800-937-5449.

American Stock Transfer & Trust Company, LLC (“AST”) is the Fund’s transfer agent, registrar, dividend disbursing and paying agent and stockholder servicing agent. AST is located at 6201 15th Avenue, Brooklyn, New York 11219. If you have elected to receive one Proxy Statement for all accounts maintained by members of your household and such accounts are held directly with AST, AST will deliver promptly upon written request to AST at the address provided in the preceding sentence, a separate copy of the Proxy Statement for a separate account. If you are currently receiving multiple copies of the Proxy Statement and wish, in the future, to receive only one copy for all accounts maintained by members of your household and your accounts are held directly with AST, please contact AST. If you maintain your Fund account through a financial intermediary and wish to make a change to the number of Proxy Statements received by you and members of your household, you must contact that financial intermediary.

Proposal 1

Election of Directors

The Fund’s stockholders elect members of the Fund’s Board of Directors (the “Board”) that oversee the Fund’s operations. The Board is presently comprised of nine Directors. Under the current Board policy, members generally serve until the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board. The Board is divided into three classes, each of which currently consist of three Directors. Members of each class hold office for a term of three years and until their successors are elected and qualify. The term of one class expires each year.

At the Meeting, four Directors are to be elected. Mr. Carmichael, whose term will expire in 2016, and Mses. Flynn and Paglia and Mr. Lewis, each of whose current term will expire at the 2014 Meeting, have been unanimously recommended by the Board Governance Committee of the Board for election to their respective class until the expiration of their term, and when their successors are elected and qualify. As of the end of 2014, Mr. Lewis, who is a nominee, is expected to retire from the Board of all Columbia Funds, including the Fund, per the Board’s retirement policy.

It is the intention of the persons named in the accompanying form of Proxy to nominate and to cast your votes for the election of each of Mses. Flynn and Paglia and Messrs. Carmichael and Lewis. Mses. Flynn and Paglia and Mr. Lewis were last elected by Stockholders at the 2011 Annual Meeting. Mr. Carmichael was unanimously elected by the Board to serve as a member of the Board effective January 1, 2014. Each nominee has agreed to serve if elected. There is no reason to believe that any of the nominees will become unavailable for election as a Director of the Fund, but if that should occur before the Meeting, votes will be cast for the persons the Board Governance Committee and the Board recommend.

Background information regarding Mses. Flynn and Paglia and Messrs. Carmichael and Lewis, as well as the other Directors of the Fund, follows. Each member, except Mr. Truscott, currently oversees 131 portfolios in the Columbia Family of Funds managed by Columbia Management, including the Fund, with Mr. Truscott overseeing 183 portfolios.

Name, Address, Year of Birth	Term of Office if Elected and Length of Time Served for Fund	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Other Present or Past (within past 5 years) Directorships	Committee Memberships
Independent Director Nominees

Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	2014-2017; Board member since 2009	Trustee Professor of Economics and Management, Bentley University since 1976	Other funds in the Columbia Family of Funds since 2004	Audit, Compliance, Investment Review

Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1939	2014-2017; Board member since 2009	President Emeritus and Professor of Economics Emeritus, Carleton College since 2002	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2002; other funds in the Columbia Family of Funds since 2002	Board Governance, Compliance, Contracts, Executive, Investment Review

Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	2014-2017; Board member since 2009	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Other funds in the Columbia Family of Funds since 2004	Board Governance, Contracts, Executive, Investment Review

William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	2014-2016; Board member and Chair of the Board since January 2014

Retired; Co-founder of The Succession Fund (provides exit strategies to owners of privately held companies); previously, Senior Vice President of Sara Lee Corporation; Senior Vice President and Chief Financial Officer of Beatrice Foods Company; Vice President of Esmark, Inc.; associate at Price Waterhouse

			Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010-2013; former Trustee, BofA Funds Series Trust (11 Funds) 2009-2011; former Director, Spectrum Brands, Inc. (consumer products) 2002-2009; former Director, Simmons Company (bedding) 2004-2010; other funds in the Columbia Family of Funds since 2003	Board Governance, Compliance, Contracts, Executive, Investment Review

Other Directors

The other Directors of the Fund who are not standing for election in 2014 are

Name, Address, Year of Birth	Term of Office and Length of Time Served for Fund	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Present or Past (within past 5 years) Other Directorships	Committee Memberships
Independent Directors
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	2012-2015; Board member since 2009	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	Other funds in the Columbia Family of Funds since 2006; Director, BlueCross BlueShield of Minnesota since 2009	Board Governance, Compliance, Contracts, Investment Review
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	2012-2015; Board member since 2009

President, Springboard-Partners in Cross Cultural Leadership (consulting company) since 2003; Director or Managing Director of US Equity Research for Chase Asset Management, 1996-2003; Investment Banker at Morgan Stanley, 1982-1996

			Other funds in the Columbia Family of Funds since 2007	Audit, Executive, Investment Review
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	2012-2015; Board member since 2009	Chief Executive Officer and Director, RiboNovix, Inc. (biotechnology) 2003-2010	Director, Healthways, Inc. (health and well-being improvement) since 2005; Director, ICI Mutual Insurance Company, RRG since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children’s Hospital since 2002; other funds in the Columbia Family of Funds since 2002	Audit, Executive, Investment Review
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	2013-2016; Board member since 2009	Counsel, Lewis & Munday, P.C. (law firm) since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	Lead Outside Director, Digital Ally, I7nc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) since November 2007; Other funds in the Columbia Family of Funds since 2000	Compliance, Contracts, Investment Review

Name, Address, Year of Birth	Term of Office and Length of Time Served for Fund	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Present or Past (within past 5 years) Other Directorships	Committee Memberships
Interested Director*
William F. Truscott 53600 Ameriprise Financial Center, Minneapolis, MN 55474 1960	2013-2016; Board member and Senior Vice President since 2009	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2008-April 2010); Chairman of the Board and Chief Executive Officer, Riversource Distributors, Inc. since 2006; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	Other funds in the Columbia Family of Funds since 2001; former Director, Ameriprise Certificate Company, 2006-January 2013	None

*	Interested person by reason of being an officer, director, security holder and employee of Columbia Management and/or Ameriprise Financial.

Beneficial Ownership of Shares of the Fund and Columbia Family of Funds

As of December 31, 2013, each Director (and Nominee) beneficially owned shares of the Fund and other investment companies in the Columbia Family of Funds as follows:

Name of Director/Nominee	Dollar Range of Equity Securities Owned by Director or Nominee of the Fund	Aggregate Dollar Range of Equity Securities Owned by Director or Nominee of All Funds Overseen or to be Overseen by Director or Nominee of Columbia Family of Funds
Independent Directors/Nominees
Kathleen Blatz	$1-$10,000	Over $100,000
Pamela G. Carlton	$1-$10,000	Over $100,000
William P. Carmichael	$1-$10,000	Over $100,000
Patricia M. Flynn	$1-$10,000	Over $100,000
Stephen R. Lewis, Jr.	$1-$10,000	Over $100,000
Catherine James Paglia	$1-$10,000	Over $100,000
Leroy C. Richie	$1-$10,000	Over $100,000
Alison Taunton-Rigby	$1-$10,000	Over $100,000

Interested Director
William F. Truscott	$10,001-$50,000	Over $100,000

As of December 31, 2013, all Directors and officers of the Fund as a group beneficially owned less than 1% of the Fund’s Common Stock.

Section 16(a) Beneficial Ownership Reporting Compliance

In 2012 a late Form 3 was filed for Stephen T. Welsh (a Fund Vice President), which, as a technical matter, should have been filed on Form 5. A late Form 3 was filed in 2011 for Michael G. Clarke (the Fund’s Treasurer and Chief Financial Officer). A Form 5 was filed in 2014 for Todd White, Managing Director and Head of Alternative and Absolute Investments for the Manager, to indicate a late Form 3 for Mr. White. Corrected Form 5 filings have been made as appropriate. The late filings occurred as a result of administrative oversight.

Board Committees

The Board is chaired by an independent Director who has significant additional responsibilities compared to the other Board members, including, among other things: setting the agenda for Board meetings, communicating and meeting regularly with Board members between Board and committee meetings on Fund-related matters with the Fund’s Chief Compliance Officer, counsel to the independent Directors, and representatives of the Fund’s service providers and overseeing Board Services Corporation. The Board initially approved the investment management services agreement between the Fund and the Manager for a two-year term (the “Management Agreement”) and other contracts with the Manager, its affiliates and other service providers at an in-person meeting of the Board. The Management Agreement was most recently re-approved by the Board at a meeting held in on April 2013. The Board monitors the level and quality of services including commitments of service providers to achieve expected levels of investment performance and stockholder services. In addition, the Board oversees that processes are in place to assure compliance with applicable rules, regulations and investment policies and addresses possible conflicts of interest. Annually, the Board evaluates the services received under the contracts by reviewing, among other things, reports covering investment performance, stockholder services, and the Manager’s profitability in order to determine whether to continue existing contracts or negotiate new contracts. The Board also oversees the Fund’s risks, primarily through the functions (described below) performed by the Investment Review Committee, the Audit Committee and the Compliance Committee.

The Board of Directors met 8 times during the year ended December 31, 2013. The Board has organized the following standing committees to facilitate its work: Audit Committee, Board Governance Committee, Compliance Committee, Contracts Committee, Executive Committee and Investment Review Committee. These Committees are comprised solely of Directors who are not “interested persons” of the Fund as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (i.e., they are independent directors). The table above providing biographical and other information about each Director also includes their respective committee memberships. The duties of these committees are described below.

Mr. Carmichael, as Chairman of the Board, acts as a point of contact between the independent Directors and the Manager between Board meetings in respect of general matters.

Board Governance Committee.    This committee recommends to the Board the size, structure and composition of the Board and its committees; the compensation to be paid to members of the Board; and a process for evaluating the Board’s performance. The committee also makes recommendations to the Board regarding responsibilities and duties of the Board, oversees proxy voting and supports the work of the Chairman of the Board in relation to furthering the interests of the Fund and other funds in the Columbia Family of Funds and their shareholders on external matters. The committee also reviews candidates for Board membership, including candidates recommended by stockholders. This committee met 7 times during the year ended December 31, 2013.

To be considered as a candidate for director, recommendations must include a curriculum vitae and be mailed to the Chairman of the Board, Columbia Family of Funds, 901 Marquette Avenue South, Suite 2810, Minneapolis, MN 55402-3268. To be timely for consideration by the committee, the submission, including all required information, must be submitted in writing not less than 120 days before the date of the proxy statement for the previous year’s annual meeting of stockholders. The committee will consider only one candidate submitted by such a stockholder or group for nomination for election at a meeting of stockholders. The committee will not consider self-nominated candidates or candidates nominated by members of the candidate’s family, including such candidate’s spouse, children, parents, uncles, aunts, grandparents, nieces and nephews. Stockholders who wish to submit a candidate for nomination directly to the Fund’s stockholders must follow the procedures described in the Fund’s Bylaws, as posted to the website www.columbiamanagement.com.

The committee will consider and evaluate candidates submitted by the nominating stockholder or group on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. The committee may take into account a wide variety of factors in considering Director candidates, including (but not limited to): (i) the candidate’s knowledge in matters relating to the investment company industry; (ii) any experience possessed by the candidate as a director or senior officer of other public or private companies; (iii) the candidate’s educational background; (iv) the candidate’s reputation for high ethical standards and personal and professional integrity; (v) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills and qualifications; (vi) the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly, work collaboratively with other members of the Board and carry out his or her duties in the best interests of the Fund; (vii) the candidate’s ability to qualify as an independent director; and (viii) such other criteria as the committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other factors.

Members of the committee (and/or the Board) also meet personally with each nominee to evaluate the candidate’s ability to work effectively with other members of the Board, while also exercising independent judgment. Although the Board does not have a formal diversity policy, the Board endeavors to comprise itself of members with a broad mix of professional and personal backgrounds. Thus, the committee and the Board accord particular weight to the individual professional background of each independent Director as encapsulated in their biographies included above.

The Board believes that the Fund is well-served by a Board that consists of persons that represent a broad mix of professional and personal backgrounds. In considering nominations, the committee takes the following matrix into account in assessing how a candidate’s professional background would fit into the mix of experiences represented by the then-current Board.

PROFESSIONAL BACKGROUND
Name	Geographic	For Profit; CIO/CFO; CEO/COO	Non-Profit; Government; CEO	Investment	Legal; Regulatory	Political	Academic	Audit Committee; Financial Expert
Blatz	MN		X		X	X
Carlton	NY			X	X			X
Carmichael	IL	X		X	X			X
Flynn	MA						X
Lewis	MN		X				X
Paglia	NY	X		X				X
Richie	MI	X			X
Taunton-Rigby	MA	X		X				X

With respect to the directorship of Mr. Truscott, who is not an independent Director, the committee and the Board have concluded that having a senior member of the Manager serve on the Board can facilitate the independent Directors’ increased access to information regarding the Manager, which is the Fund’s most significant service provider.

Compliance Committee.    This committee supports the Fund’s maintenance of a strong compliance program by providing a forum for independent Board members to consider compliance matters impacting the Fund or its key service providers; developing and implementing, in coordination with the Fund’s Chief Compliance Officer (CCO), a process for the review and consideration of compliance reports that are provided to the Board; and providing a designated forum for the Fund’s CCO to meet with independent Board members on a regular basis to discuss compliance matters. This committee met 5 times during the year ended December 31, 2013.

Contracts Committee.    This committee reviews and oversees the contractual relationships with service providers and receives and analyzes reports covering the level and quality of services provided under contracts with the Fund. This committee also reviews and considers, on behalf of all Directors, the Fund’s investment advisory and administrative services contracts to assist the Directors in fulfilling their responsibilities relating to the Board’s evaluation and consideration of these arrangements. It also advises the Board regarding actions taken on these contracts during the annual review process. This committee met 6 times during the year ended December 31, 2013.

Executive Committee.    This committee, as needed, acts for the Board between meetings of the Board. This committee met 2 times during the year ended December 31, 2013.

Investment Review Committee.    This committee reviews and oversees the management of the Fund’s assets and considers investment management policies and strategies; investment performance; risk management techniques; and securities trading practices and reports areas of concern to the Board. This committee met 6 times during the year ended December 31, 2013.

Audit Committee.    This committee oversees the accounting and financial reporting processes of the Fund and internal controls over financial reporting and oversees the quality and integrity of the Fund’s financial statements and independent audits, as well as the Fund’s compliance with legal and regulatory requirements relating to the Fund’s accounting and financial reporting, internal controls over financial reporting and independent audits. The committee also makes recommendations regarding the selection of the Fund’s independent registered public accounting firm (i.e., independent auditors) and reviews and evaluates the qualifications, independence and performance of such firm. The committee oversees the Fund’s risks by, among other things, meeting with the management’s internal auditors, establishing procedures for the confidential, anonymous submission by employees of concerns about accounting or audit matters, and overseeing the Fund’s Disclosure Controls and Procedures. This Committee acts as a liaison between the independent auditors and the full Board of Directors and must prepare an audit committee report. This committee operates pursuant to a written charter, a copy of which is available at the website www.columbiamanagement.com. The members of this committee are “independent” as required by applicable listing standards of the New York Stock Exchange. The report of the Audit Committee, as approved by the Board on February 18, 2014, is attached to this Proxy Statement as Appendix 1. This committee met 7 times during the year ended December 31, 2013.

Procedures for Communications to the Board of Directors

The Board of Directors has adopted a process for stockholders to send communications to the Board. To communicate with the Board of Directors or an individual Director, a stockholder must send written communications to Board Services Corporation, 901 Marquette Avenue South, Suite 2801, Minneapolis, Minnesota 55402, addressed to the Board of Directors of Columbia Seligman Premium Technology Growth Fund or the individual Director.

Executive Officers of the Fund

Information with respect to Executive Officers, other than Mr. Truscott who is a Senior Vice President, is as follows:

Name, Address, Year of Birth	Position with Fund and Length of Time Served*	Principal Occupation During Last Five Years

J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 1964	President since May 2010	Managing Director and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds since 2009; Managing Director, Columbia Management Advisors, LLC, December 2004 — April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008 — January 2009; senior officer of Columbia Funds and affiliated funds since 2003

Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 1965	Vice President since 2009	Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010; (previously Chief Administrative Officer, 2009 — April 2010 and Vice President — Asset Management and Trust Company Services, 2006 — 2009)

Michael G. Clarke 225 Franklin Street Boston, MA 02110 1969	Treasurer and Chief Financial Officer since January 2011	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisers, LLC, September 2004 — April 2010; senior officer of Columbia Funds and affiliated funds since 2002

Name, Address, Year of Birth	Position with Fund and Length of Time Served*	Principal Occupation During Last Five Years

Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 1959	Senior Vice President since April 2011, Chief Legal Officer since 2009; Assistant Secretary since June 2011

Senior Vice President and Assistant General Counsel — Global Asset Management, Ameriprise Financial since February 2014 (previously, Senior Vice President and Lead Chief Counsel — Asset Management, 2012 — February 2014; Vice President and Lead Chief Counsel — Asset Management, 2010 — 2012; and Vice President and Chief Counsel — Asset Management, 2005 — 2010); Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; senior officer of Columbia Funds and affiliated funds since 2006

Colin Moore 225 Franklin Street Boston, MA 02110 1958	Senior Vice President since May 2010	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007 — April 2010

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 1972	Chief Compliance Officer since March 2012	Vice President — Asset Management Compliance, Ameriprise Financial, Inc. since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005 — April 2010

Stephen T. Welsh 225 Franklin Street Boston, MA 02110 1957	Vice President since April 2011	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., 2004 — April 2010; Managing Director, Columbia Management Distributors, Inc., 2007 — April 2010

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Vice President and Secretary since April 2011	Vice President and Chief Counsel, Ameriprise Financial, Inc. since January 2010 (previously Vice President and Group Counsel or Counsel, 2004 — January 2010); officer of Columbia Funds and affiliated Funds since 2007

Paul D. Pearson 5228 Ameriprise Financial Center Minneapolis, MN 55474 1956	Vice President and Assistant Treasurer since April 2011

Vice President — Investment Accounting, Columbia

Management Investment Advisers, LLC since May

2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial, Inc., 1998 — April 2010

Name, Address, Year of Birth	Position with Fund and Length of Time Served*	Principal Occupation During Last Five Years

Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 1968	Vice President and Chief Accounting Officer since April 2011	Vice President, Mutual Fund Treasurer, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC 2006 — April 2010

Paul B. Goucher 100 Park Avenue New York, NY 10017 1968	Vice President since April 2011; Assistant Secretary since November 2008	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010 — January 2013 and Group Counsel November 2008 — January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated, July 2008 — November 2008

Michael E. DeFao 225 Franklin Street Boston, MA 02110 1968	Vice President since April 14, 2011; Assistant Secretary since May 2010	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005 — April 2010

*	All officers are elected annually by the Board of Directors and serve until their successors are elected and qualify or their earlier resignation.

Remuneration of Directors and Officers

Total Directors’ fees paid by the Fund to the independent Directors for the year ended December 31, 2013 were as follows:

Number of Independent Directors	Capacity in which Remuneration was Received	Aggregate Direct Remuneration
8	Directors and Members of Committees and Sub-Committees	$22,393

The attendance, retainer, committee and/or sub-committee fees paid to a Director of the Fund and from all funds in the Columbia Family of Funds (in their capacity as director/trustee of such funds) during the year ended December 31, 2013 was as follows:

Name	Aggregate Compensation From Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation From the Fund and Columbia Family of Funds(a)
Kathleen Blatz	$3,242	-0-	$287,500
Pamela G. Carlton(b)	3,242	-0-	280,000
William P. Carmichael(c)	-0-	-0-	277,000
Patricia M. Flynn(b)	3,242	-0-	280,000
Stephen R. Lewis, Jr.(b)	2,941	-0-	430,000
Catherine James Paglia(b)	3,242	-0-	302,500
Leroy C. Richie	3,242	-0-	285,000
Alison Taunton-Rigby(b)	3,242	-0-	295,000

(a)	For the year ended December 31, 2013, there were 131 portfolios in the Columbia Family of Funds, including the Fund, overseen by the Directors, except for Mr. Truscott, who oversees 183 portfolios.

(b)	Ms. Carlton, Ms. Flynn, Mr. Lewis, Ms. Paglia and Ms. Taunton-Rigby elected to defer a portion of the total compensation payable during the period in the amount of $1,297, $3,242, $2,118, $1,621 and $2,593, respectively.

(c)	Mr. Carmichael became a Director on January 1, 2014.

No compensation is paid by the Fund or other funds in the Columbia Family of Funds to Directors or officers of the Fund or other funds in the Columbia Family of Funds, as applicable, who are employees or officers of the Manager or its affiliates.

The independent Board members determine the amount of compensation that they receive, including the amount paid to the Chairman of the Board. In determining compensation for the independent Board members, the independent Board members take into account a variety of factors including, among other things, their collective significant work experience (e.g., in business and finance, government or academia). The independent Board members also recognize that these individuals’ advice and counsel are in demand by other organizations, that these individuals may reject other opportunities because of the demands of their duties as independent Board members, and that they undertake significant legal responsibilities. The independent Board members also consider the compensation paid to independent board members of other fund complexes of comparable size and, in doing so, they seek to set their compensation from the Columbia fund complex at a level that approximates or is lower than the median level of compensation paid by such other comparable complexes. In determining the compensation paid to the Chairman, the independent Board members take into account, among other things, the Chairman’s significant additional responsibilities (e.g., setting the agenda for Board meetings, communicating or meeting regularly with the Fund’s CCO, counsel to the independent Board members, and the Fund’s service providers), which result in a significantly greater time commitment required of the Chairman. The Chairman’s compensation, therefore, has generally been set at a level higher than the other independent Board members.

The independent Board members, other than the Board Chairman, are paid an annual retainer of $190,000 with respect to all funds in the Columbia Family of Funds overseen by them, $10,000 of which is allocated from the Fund and one other closed-end fund (collectively, the “Closed-End Funds”) based, in part, on the relative assets of the Closed-End Funds. The Independent Trustees also receive the following compensation from funds in the Columbia Family of Funds other than the Closed-End Funds: committee Chairs each receive an additional annual retainer of $20,000 and sub-committee chairs each receive an additional annual retainer of $5,000. In addition, independent Board members are paid the following fees for attending Board and committee meetings: $5,000 per day for in-person Board meetings and $2,500 per day for in-person committee or sub-committee meetings (if such meetings are not held on the same day as a Board meeting). Independent Board members are not paid for special meetings conducted by telephone. The Board’s Chairman will receive total annual cash compensation of $395,000, of which $10,000 is allocated from the Closed-End Funds.

The independent Board members may elect to defer payment of up to 100% of the compensation they receive in accordance with a Deferred Compensation Plan (the “Deferred Plan”). Under the Deferred Plan, a Board member may elect to have his or her deferred compensation treated as if it had been invested in shares of one or more of the funds in the Columbia Family of Funds, and the amount paid to the Board member under the Deferred Plan will be determined based on the performance of such investments. Distributions may be taken in a lump sum or over a period of years. The Deferred Plan will remain unfunded for federal income tax purposes under the Internal Revenue Code of 1986, as amended. It is anticipated that deferral of Board member compensation in accordance with the Deferred Plan will have, at most, a negligible impact on the Fund’s assets and liabilities.

The Fund’s Bylaws require each Director to be elected by the affirmative vote of the holders of a majority of the votes entitled to be cast in the election of a Director.

Your Board of Directors Unanimously Recommends that the Stockholders Vote

FOR

the Election of Each of the Nominees to Serve as Director of the Fund.

Proposal 2

Ratification of Selection of Independent Registered Public Accounting Firm

On January 15, 2014, the Audit Committee of the Board of Directors recommended and the Board of Directors, including a majority of those members who are not “interested persons” of the Fund (as defined in the 1940 Act), approved PricewaterhouseCoopers LLP (PwC) as the independent registered public accounting firm to serve as auditors of the Fund for 2014. PwC began service as the Fund’s independent registered public accounting firm effective in the third quarter of 2012. Prior thereto, the Fund’s independent registered public accounting firm was Ernst & Young LLP (Ernst & Young).

Ernst & Young’s reports on the financial statements of the Fund as of and for the fiscal year ended December 31, 2011 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During such fiscal period and through the appointment of PwC, there were no: (1) disagreements between the Fund and Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Ernst & Young’s satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their reports, or (2) reportable events.

Neither the Fund’s Charter nor its Bylaws require that the stockholders ratify the selection of PwC as the Fund’s independent registered public accounting firm. The Board is submitting this matter to the Stockholders as a matter of good corporate practice. If the stockholders do not ratify the selection, the Audit Committee of the Board will reconsider whether or not to retain PwC, but may determine to nonetheless retain such independent registered public accounting firm. Even if the selection is ratified, the Audit Committee and the Board in their discretion may change the selection at any time during the year if they determine that such change would be in the best interests of the Fund. It is intended that the persons named in the accompanying form of proxy will vote FOR the ratification of the selection of PwC. A representative of PwC will be in attendance at the Meeting and will have the opportunity to make a statement and to respond to appropriate questions.

PwC, in accordance with Public Company Accounting Oversight Board Rule 3526, has confirmed to the Audit Committee that they are independent accountants with respect to the Fund.

PwC has audited the 2013 annual financial statements of the Fund and provided tax and other non-audit services to the Fund. PwC has also rendered audit and non-audit services to the Manager, and other entities controlling, controlled by, or under common control with the Manager (together, the “Affiliated Service Providers”).

In making its recommendation, the Audit Committee considered whether the provision by PwC to the Fund of non-audit services or of professional services to the Affiliated Service Providers is compatible with maintaining the accountants’ independence and has discussed the accountants’ independence with them.

Principal Accountant Fees and Services

Unless otherwise indicated, aggregate fees billed to the Fund for professional services provided to the Fund for 2013 and a portion of 2012 by PwC and for a portion of 2012 by Ernst & Young were as follows:

	2013	2012
AUDIT FEES*	$25,000	$25,000
AUDIT-RELATED FEES*	400	400
TAX FEES*	5,710	4,044
ALL OTHER FEES*	—	—

*	100% of the services performed during 2013 and 2012 were pre-approved by the Audit Committee.

Audit fees include amounts related to the audit of the Fund’s annual financial statements and services normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements. Audit-related fees are for audit-related services related to the Fund’s semi-annual financial statements. Tax fees include amounts related to tax compliance services rendered for the Fund.

The Audit Committee is required to pre-approve audit and non-audit services performed for the Fund by the independent auditor. The Audit Committee also is required to pre-approve certain non-audit services performed for Columbia Management or any entity controlling, controlled by, or under common control with Columbia Management that provide services to the Fund and such services are directly related to the operations and financial reporting of the Fund. With respect to Ernst & Young, amounts pre-approved for such services were $311,826 in 2012 for internal control reviews, a subscription to a tax database, tax consulting service and services related to the change in independent accountant. With respect to PwC, there were no fees pre-approved for such services in 2012 and $110,000 pre-approved in 2013 for audit related services for an internal controls review. The Audit Committee pre-approves permitted services at each regularly scheduled meeting, as needed. In instances where a permitted service requires pre-approval prior to a regularly scheduled meeting, pre-approval authority is delegated to Ms. Carlton (the Committee Chair). Any such pre-approval decision is reported to the Audit Committee at its next scheduled meeting. Notwithstanding the foregoing, under certain circumstances, preapproval of non-audit services of de minimis amount is not required.

The affirmative vote of a majority of the votes cast at the Meeting is required to ratify the selection of PwC as independent registered public accounting firm for the Fund.

Your Board of Directors Unanimously Recommends that the Stockholders Vote

FOR

the Ratification of the Selection of PricewaterhouseCoopers LLP as

Independent Registered Public Accounting Firm for the Fund.

Other Matters

The Fund knows of no other matters which are to be brought before the Meeting. However, if any other matters come before the Meeting, it is intended that the persons named in the enclosed form of Proxy, or their substitutes, will vote in accordance with their discretion on such matters.

Notice is hereby given that, under the Securities Exchange Act’s stockholder proposal rule (Rule 14a-8), any stockholder proposal that may properly be included in the Proxy solicitation material for the next Annual Meeting must be received by the Fund no later than November 5, 2014. Timely notice of stockholder proposals submitted outside of the Rule 14a-8 process must be received by the Fund no earlier than October 6, 2014 and no later than 5:00 P.M., Eastern time, November 5, 2014, to be eligible for presentation at the 2015 Annual

Meeting. The Fund’s Bylaws require that certain information must be provided by the stockholder to the Fund when notice of a nominee or proposal is submitted to the Fund.

Expenses

The Fund will bear the cost of soliciting proxies. In addition to the use of the mails, proxies may be solicited personally or via telephone or the internet by Directors, officers and employees of the Fund, the Manager and Columbia Management Investment Distributors, Inc., and the Fund may reimburse persons holding shares in their names or names of their nominees for their expenses in sending solicitation material to their beneficial owners. The Fund has engaged Georgeson Inc., 480 Washington Blvd, 26th Floor, Jersey City, New Jersey 07310, to assist in soliciting proxies for a fee of $6,500, plus expenses.

By order of the Board of Directors,

Christopher O. Petersen

Secretary

It is important that your shares be voted promptly. All stockholders, including those who expect to attend the Meeting, are urged to authorize their proxy as soon as possible by accessing the internet site listed on the enclosed Proxy Card, by calling the toll-free number listed on the enclosed Proxy Card, or by mailing the enclosed Proxy Card in the enclosed return envelope, which requires no postage if mailed in the United States. To enter the Meeting, you will need to present proof of record ownership of Columbia Seligman Premium Technology Growth Fund, Inc. stock or, if your shares are held in street name, a proxy from the record holder.

APPENDIX 1

COLUMBIA SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND, INC.

AUDIT COMMITTEE REPORT

The Audit Committee operates pursuant to a written charter that was last amended by the Fund’s Board of Directors (“Board”) at the November 2013 meeting. The purposes of the Audit Committee are 1) (i) to oversee the accounting and financial reporting processes of the Fund and its internal control over financial reporting; (ii) to oversee or assist Board oversight of the quality and integrity of the Fund’s financial statements and the independent audits thereof; (iii) to oversee or assist Board oversight of the Fund’s compliance with legal and regulatory requirements that relate to the Fund’s accounting and financial reporting, internal control over financial reporting and independent audits; (iv) to approve the engagement of the Fund’s independent auditors and to review and evaluate the qualifications, independence and performance of the independent auditors; and (v) to act as liaison between the independent auditors and the full Board; and 2) to prepare this report. Management of the Fund is responsible for the preparation, presentation and integrity of the Fund’s financial statements, the Fund’s accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for auditing the Fund’s financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

In the performance of its oversight function, the Audit Committee has considered and discussed the audited financial statements with management and the independent auditors of the Fund. The Audit Committee has also discussed with the independent auditors the matters required to be discussed by Auditing Standard No. 16, Communications with Audit Committees, as currently in effect. The Audit Committee has also considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent auditors to the Manager and to any entity controlling, controlled by or under common control with the Manager that provides ongoing services to the Fund is compatible with maintaining the auditors’ independence. Finally, the Audit Committee has received the written disclosures and the letter from the independent auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding independence, and has discussed with the auditors the auditors’ independence.

The members of the Audit Committee are not full-time employees of the Fund and are not performing the functions of auditors or accountants. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures or to set auditor independence standards. Members of the Audit Committee necessarily rely on the information provided to them by management and the independent auditors. Accordingly, the Audit Committee’s considerations and discussions referred to above do not assure that the audit of the Fund’s financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Fund’s auditors are in fact “independent.”

Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above, the Audit Committee recommends the inclusion of the audited financial statements of the Fund in the Fund’s annual report to Stockholders for the most recent fiscal period.

SUBMITTED BY THE AUDIT COMMITTEE

OF THE BOARD OF DIRECTORS

Pamela G. Carlton

Patricia M. Flynn

Alison Taunton-Rigby

As approved on February 18, 2014

Columbia Seligman Premium

Technology Growth

Fund, Inc.

Managed by

COLUMBIA MANAGEMENT

INVESTMENT ADVISERS, LLC,

A WHOLLY OWNED SUBSIDIARY OF

AMERIPRISE FINANCIAL, INC.

PXY010_12_002_(03/14)

COLUMBIA SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND, INC.

Notice of Annual Meeting of Stockholders and Proxy Statement

April 11, 2014 2 p.m.

The Marquette Hotel 710 Marquette Avenue Minneapolis, MN 55402

Please authorize your proxy by telephone, by the Internet, or by mailing the enclosed Proxy Card in the enclosed return envelope which requires no postage if mailed in the United States.

; Normal;heading 1;heading 2;heading 3;heading 4;heading 5;EVERY STOCKHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET

Log on to:

www.proxy-direct.com

or scan the QR code

Follow the on-screen instructions

available 24 hours

VOTE BY PHONE

Call 1-800-337-3503

Follow the recorded instructions

available 24 hours

VOTE BY MAIL

Vote, sign and date this Proxy

Card and return in the

postage-paid envelope

VOTE IN PERSON

Attend Stockholder Meeting

710 Marquette Avenue

Minneapolis, MN 55402

on April 11, 2014

Please detach at perforation before mailing.

PROXY

COLUMBIA SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND, INC.

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON APRIL 11, 2014

The undersigned stockholder of Columbia Seligman Premium Technology Growth Fund, Inc., a Maryland corporation (the “Fund”), hereby appoints William P. Carmichael, Scott R. Plummer, Christopher O. Petersen, Joseph D’Alessandro and Paul B. Goucher (or any of them) as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Stockholders of the Fund, and any adjournments or postponements thereof (the “Meeting”), to be held at 2 p.m., local time, on April 11, 2014, at The Marquette Hotel, 710 Marquette Avenue, Minneapolis, Minnesota 55402, and to cast on behalf of the undersigned all the votes the undersigned is entitled to cast at the Meeting and otherwise represent the undersigned at the Meeting with all the powers possessed by the undersigned if personally present at the Meeting. The undersigned acknowledges receipt of the Notice of Annual Meeting and of the accompanying Proxy Statement, the terms of which are incorporated by reference, and revokes any proxies heretofore given with respect to the Meeting.

The votes entitled to be cast by the undersigned will be cast as instructed below. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast FOR each of the nominees of the Board of Directors (Proposal 1) and FOR the ratification of the selection of PricewaterhouseCoopers LLP as independent registered public accounting firm for the Fund (Proposal 2). The votes entitled to be cast by the undersigned will be cast in the discretion of the Proxy holder on any other matter that may properly come before the Meeting (and any adjournment or postponement thereof), including, but not limited to, proposing and/or voting on adjournment or postponement of the Meeting with respect to one or more Board proposals, including, but not limited to, in the event that sufficient votes in favor of any Board proposal are not received. THE SOLICITATION OF THIS PROXY IS MADE ON BEHALF OF THE BOARD OF DIRECTORS.

VOTE VIA THE INTERNET: www.proxy-direct.com

VOTE VIA THE TELEPHONE: 1-800-337-3503

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing in a representative capacity, please give title.

Signature and Title, if applicable

Signature (if held jointly)

Date STK_25393_020614

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ABOVE.

VOTE ON THE INTERNET

Log on to:

www.proxy-direct.com

or scan the QR code

Follow the on-screen instructions

available 24 hours

VOTE BY PHONE

Call 1-800-337-3503

Follow the recorded instructions

available 24 hours

VOTE BY MAIL

Vote, sign and date this Proxy

Card and return in the

postage-paid envelope

VOTE IN PERSON

Attend Stockholder Meeting

710 Marquette Avenue

Minneapolis, MN 55402

on April 11, 2014

VOTE VIA THE INTERNET: www.proxy-direct.com

VOTE VIA THE TELEPHONE: 1-800-337-3503

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing in a representative capacity, please give title.

Signature and Title, if applicable

Signature (if held jointly)

Date STK_25393_020614

;EVERY STOCKHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Annual Meeting of Stockholders to be Held on April 11, 2014.

The Proxy Statement and Proxy Card for this meeting are available at: https://www.proxy-direct.com/col-25393

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” ALL NOMINEES (PROPOSAL 1) AND “FOR” PROPOSAL 2.

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example:

FOR WITHHOLD FOR ALL

ALL ALL EXCEPT

FOR AGAINST ABSTAIN

1. To elect four Directors:

01. William P. Carmichael 02. Patricia M. Flynn

03. Stephen R. Lewis, Jr. 04. Catherine James Paglia

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box

“FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

2. To ratify the selection of PricewaterhouseCoopers LLP as the Fund’s independent registered public accounting firm.

3. To vote and otherwise represent the undersigned on any other matter that may properly come before the Meeting (and any adjournment or postponement thereof), including proposing and/or voting on adjournment or postponement of the Meeting with respect to one or more Board proposal in the event that sufficient votes in favor of any Board proposal are not received), in the discretion of the Proxy holder.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

STK_25393_020614

FOR WITHHOLD FOR ALL

ALL ALL EXCEPT

FOR AGAINST ABSTAIN